UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2009

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 8, 2009, Kulicke & Soffa Industries, Inc. (the “Company”) presented at the 11th Annual Needham Growth Stock Conference in New York, New York beginning at 11:30 a.m., Eastern Time. A copy of the slide presentation the Company used during the conference is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition to historical statements, the slide presentation contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to potential financial impact of the Company’s recent transaction with Orthodyne Electronics Corporation (the “Orthodyne transaction”), including the impact of the Orthodyne transaction on our gross profits and operating margins, the growth rates of the power management market and other markets, and the growth and financial performance of the acquired business generally. Forward looking statements also include statements concerning our future growth opportunities, growth strategies, market share, average selling prices of our products, total available market, served available market, cash flows, cash balances, revenue, sales, expenses, profitability, working capital, financial results, product development, product capabilities and product launches, and statements concerning integrated circuit (IC) unit forecasts and the expected completion and effects of our tender offer for our 1% Convertible Subordinated Notes Due 2010. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk of failure to successfully manage our operations; inability to successfully manage or integrate the acquired business; the risk that anticipated orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; the risk that the tender offer will not close due to the failure to satisfy one or more closing conditions; acts of terrorism and violence; overall global economic conditions; risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations; instability in credit and capital markets; and the factors listed or discussed in the Company’s 2008 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibit attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Slide Presentation dated January 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 8, 2009	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ David J. Anderson
	Name:	David J. Anderson
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Presentation dated January 8, 2009.